Exhibit 10.35

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

                                 PROMISSORY NOTE


                                                                  April 26, 2007
                                                           Boston, Massachusetts

         FOR VALUE RECEIVED, the undersigned Somanta Pharmaceuticals, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to the order of Access Pharmaceuticals, Inc., a Delaware corporation ("Lender") at Lender's office at 2600 Stemmons Freeway, Suite 176, Dallas, TX 75207, upon the earlier of (i) August 31, 2007 and (ii) the date of termination of the Agreement and Plan of Merger, by and among Borrower, Lender and the other parties thereto, dated as of April 18, 2007 (the "Merger Agreement"), but subject to the provisions hereinafter set forth, the outstanding principal balance set forth on the Table of Advances and Repayment of Principal attached hereto and incorporated herein, and interest on the outstanding principal balance owing hereunder from time to time, through and including the repayment date, in full at a rate per annum equal to ten percent (10%). All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in that certain Note Purchase Agreement, dated as of April 26, 2007 (as amended and in effect from time to time, the "Note Purchase Agreement"), by and among Borrower and Lender.

         Upon request by Borrower in writing as provided in the Note Purchase Agreement, Lender may, in its sole and absolute discretion, advance amounts requested by Borrower, whereupon Lender shall annotate the Table of Advances and Repayment of Principal attached hereto to record such advance by increasing the then outstanding principal balance by the amount of such advance. Borrower hereby authorizes Lender to make such annotations and such annotations shall be deemed to be amendments to this Note duly authorized and agreed by Borrower.

         At such time as all or any portion of the outstanding principal balance owing hereunder is paid by Borrower, Borrower shall contemporaneously pay at such time all then accrued but unpaid interest due hereunder. Upon such payment by Borrower, Lender shall annotate the Table of Advances and Repayment of Principal attached hereto to record such payment. Borrower hereby authorizes Lender to make such annotations and such annotations shall be deemed to be amendments to this Note duly authorized and agreed by Borrower. Any payments made hereunder shall be applied (i) first to any outstanding expenses owed by Borrower as provided in the Note Purchase Agreement, (ii) second to any accrued but unpaid interest hereunder and (iii) third to repay outstanding principal. In the event that any rate of interest required to be paid pursuant to this Note exceeds the maximum rate legally enforceable, the rate of interest so required to be paid shall be automatically reduced to the maximum rate legally enforceable, and any excess paid over such maximum enforceable rate shall be automatically credited to the outstanding principal balance hereof.

         This Note evidences borrowings under, and has been issued by Borrower in accordance with the terms of, the Note Purchase Agreement. Lender and any holder hereof is entitled to the benefits of the Note Purchase Agreement and the other Loan Documents, and may enforce the agreements of Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

         If any one or more of the following events (each an "Event of Default") shall occur, then, in any such event, all amounts payable under this Note, including unpaid interest accrued hereon, shall accelerate and become automatically due and payable without notice or demand. Any amount unpaid after the occurrence of an Event of Default shall accrue interest thereon at a rate per annum equal to twelve percent (12%) per annum from the date thereof through and including the date on which all such amounts are paid in full.

                  (a) Borrower shall fail to make due and punctual payment of any interest or principal on this Note or any other cost or expense provided for herein or in any of the Loan Documents when the same shall become due and payable;

                  (b) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of any of its properties or assets, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of its creditors, (iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law;

                  (c) An order, judgment or decree shall be entered, with or without the application, approval or consent of Borrower, by any court of competent jurisdiction, approving a petition seeking the reorganization or liquidation of Borrower or all or a substantial part of the properties or assets of Borrower, or appointing a receiver, trustee or liquidator of Borrower; or

                  (d) Borrower shall breach any representation, warranty or covenant contained in any of the Loan Documents or in the Merger Agreement.

         Upon the occurrence of any Event of Default hereunder, Lender may, by notice in writing to Borrower (a "Notice of Default"), declare all amounts owing with respect to the Note Purchase Agreement, the Note and the other Loan Documents to be accelerated and they shall thereupon forthwith become immediately due and payable upon notice in writing to Borrower without presentment, other demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower.

         Upon giving to Borrower any Notice of Default, Lender, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law or any other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Note Purchase Agreement and the other Loan Documents or any instrument pursuant to which the obligations to Lender are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of Lender. No remedy herein conferred upon Lender or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

         No delay or omission on the part of Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

         Borrower and every endorser and guarantor of this Note or the obligation represented hereby assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN, AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN THE NOTE PURCHASE AGREEMENT. BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         BORROWER WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Borrower (a) certifies that neither Lender nor any representative, agent or attorney of Lender has represented, expressly or otherwise, that Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Note, and
(b) acknowledges that, in entering into this Note, Lender is relying upon, among other things, the waivers and certifications contained in this paragraph.

         Borrower agrees to pay all costs and expenses, including reasonable attorneys' fees and disbursements, incurred in connection with the enforcement by Lender of this Note after any demand for repayment of all or any portion of the amounts due under this Note.

         This Note may not be assigned by Borrower without the prior written consent of Lender, which consent may be withheld in the sole and absolute discretion of Lender.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

                          [Signature on Following Page]

         IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.


                                       SOMANTA PHARMACEUTICALS, INC.

                                       By: /s/ TERRANCE J. BRUGGEMAN
                                           -------------------------------------
                                           Name:  Terrance J. Bruggeman
                                           Title: Executive Chairman

                              TABLE OF ADVANCES AND
                             REPAYMENTS OF PRINCIPAL


         Advances and payments of principal of this Note were made on the dates and in the amounts specified below:

               Amount of         Amount of              Principal
Date           Loan              Principal Repaid       Balance              Notation Made By
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
4/26/2007      33,461.89                                33,461.89
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